UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: October 21, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd.	Fort Worth, Texas	76155
(Address of principal executive offices)		(Zip code)

(817) 963-1234
(Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

American Airlines, Inc. is furnishing herewith a press release issued on October 21, 2009 by its parent company, AMR Corporation (AMR), as Exhibit 99.1, which is included herein.  This press release was issued to report AMR’s third quarter 2009 results.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

	Exhibit 99.1	Press Release of AMR dated October 21, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: October 21, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release